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                                                               Exhibit 99.(h)(1)




         Eaton Vance Tax-Advantaged Global Buy-Write Opportunities Fund




                [__________] Common Shares of Beneficial Interest

                            Par Value $0.01 Per Share




                             UNDERWRITING AGREEMENT




September [__], 2005
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                             UNDERWRITING AGREEMENT

                                                            September [__], 2005

UBS Securities LLC
[other Co-Managers]



as Representatives

c/o UBS Securities LLC
299 Park Avenue
New York, New York  10171-0026

Ladies and Gentlemen:

      Eaton Vance Tax-Advantaged Global Buy-Write Opportunities Fund, a voluntary association with transferable shares organized and existing under and by virtue of the laws of The Commonwealth of Massachusetts (commonly referred to as a Massachusetts business trust) (the "Fund"), proposes to issue and sell to the underwriters named in Schedule A annexed hereto (the "Underwriters") an aggregate of [________] common shares of beneficial interest (the "Firm Shares"), par value $0.01 per share (the "Common Shares"), of the Fund. In addition, solely for the purpose of covering over-allotments, the Fund proposes to grant to the Underwriters the option to purchase from the Fund up to an additional [________] Common Shares (the "Additional Shares"). The Firm Shares and the Additional Shares are hereinafter collectively sometimes referred to as the "Shares." The Shares are described in the Prospectus which is defined below.

      The Fund has filed, in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder (collectively called the "Securities Act"), and with the provisions of the Investment Company Act of 1940, as amended, and the rules and regulations thereunder (collectively called the "Investment Company Act"), with the Securities and Exchange Commission (the "Commission") a registration statement on Form N-2 (File Nos. 333-21745 and 811-123961), including a prospectus and a statement of additional information, relating to the Shares. The Fund has furnished to the Representatives, for use by the Underwriters and by dealers, copies of one or more preliminary prospectuses (including a preliminary statement of additional information) (each thereof, including such preliminary statement of additional information, being herein called a "Preliminary Prospectus") relating to the Shares. Except where the context otherwise requires, the registration statement, as amended when it becomes effective (the "Effective Date"), including all documents filed as a part thereof or incorporated by reference therein, and including any information contained in a prospectus subsequently filed with the Commission pursuant to Rule 497 under the Securities Act and deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430A under the Securities Act is herein called the "Registration Statement," and the prospectus (including the statement of additional information), in the form filed by the Fund with the Commission pursuant to Rule 497 under the Securities Act or, if no such filing is required, the form of final prospectus (including the form of final statement of additional information) included in the Registration Statement at the time it became effective, is herein called the "Prospectus." In addition, the Fund has filed a Notification of Registration on Form N-8A (the "Notification") pursuant to Section 8 of the Investment Company Act. UBS Securities LLC ("UBS Securities" or the "Managing Representative") will act as managing representative for the Underwriters.
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      Eaton Vance Management, a Massachusetts business trust ("Eaton Vance" or the "Investment Adviser") will act as the Fund's investment adviser pursuant to an Investment Advisory Agreement by and between the Fund and the Investment Adviser, dated as of September [____], 2005 (the "Investment Advisory Agreement"). Parametric Portfolio Associates LLC ("Parametric") and Rampart Investment Management Company, Inc. ("Rampart", and together with Parametric, the "Sub-Advisers" and each a "Sub-Adviser", and together with the Investment Adviser the "Advisers") will act as the Fund's investment sub-advisers each pursuant to an Investment Sub-Advisory Agreement among the Fund, the Investment Adviser and the applicable Sub-Adviser, dated as of September [____], 2005 (the "Sub-Advisory Agreements"). Investors Bank & Trust Company will act as the custodian (the "Custodian") of the Fund's cash and portfolio assets pursuant to a Custodian Agreement, dated as of September [____], 2005 (the "Custodian Agreement"). PFPC Inc. will act as the Fund's transfer agent, registrar, and dividend disbursing agent (the "Transfer Agent") pursuant to a Transfer Agency Services Agreement, dated as of September [____], 2005 (the "Transfer Agency Agreement"). Eaton Vance will act as the administrator of the Fund pursuant to an Administration Agreement, dated as of September [____], 2005 (the "Administration Agreement"). The Investment Adviser and UBS Securities LLC have entered into a Shareholder Servicing Agreement dated September [____], 2005 (the "Shareholder Servicing Agreement"). [The Investment Adviser has also entered into an Additional Compensation Agreement with [_________], dated September [____], 2005 (the "Additional Compensation Agreement").] In addition, the Fund has adopted a dividend reinvestment plan (the "Dividend Reinvestment Plan") pursuant to which holders of Shares may have their dividends automatically reinvested in additional Common Shares of the Fund if so elected.

      The Fund, the Investment Adviser, the Sub-Advisers and the Underwriters agree as follows:

      1. SALE AND PURCHASE. Upon the basis of the warranties and representations and subject to the terms and conditions herein set forth, the Fund agrees to sell to the respective Underwriters and each of the Underwriters, severally and not jointly, agrees to purchase from the Fund the aggregate number of Firm Shares set forth opposite the name of such Underwriter in Schedule A attached hereto in each case at a purchase price of $19.10 per Share. The Fund is advised that the Underwriters intend (i) to make a public offering of their respective portions of the Firm Shares as soon after the effective date of the Registration Statement as is advisable and (ii) initially to offer the Firm Shares upon the terms set forth in the Prospectus. The Underwriters may from time to time increase or decrease the public offering price after the initial public offering to such extent as they may determine.

      In addition, the Fund hereby grants to the several Underwriters the option to purchase, and upon the basis of the warranties and representations and subject to the terms and conditions herein set forth, the Underwriters shall have the right to purchase, severally and not jointly, from the Fund, ratably in accordance with the number of Firm Shares to be purchased by each of them, all or a portion of the Additional Shares as may be necessary to cover over-allotments made in connection with the offering of the Firm Shares, at the same purchase price per Share to be paid by the Underwriters to the Fund for the Firm Shares. This option may be exercised by the Representatives on behalf of the several Underwriters at any time and from time to time on or before the forty-fifth day following the date hereof, by written notice to the Fund. Such notice shall set forth the aggregate number of Additional Shares as to which the option is being exercised, and the date and time when the Additional Shares are to be delivered (such date and time being herein referred to as the "Additional Time of Purchase"); provided, however, that the Additional Time of Purchase shall not be earlier than the Time of Purchase (as defined below) nor earlier than the second business day after the date on which the option shall have been exercised. The number of Additional Shares to be sold to each Underwriter shall be the number which bears the same proportion to the aggregate number of Additional Shares being purchased as the number of Firm Shares set forth opposite the name of such Underwriter on Schedule A hereto bears to the total number of Firm Shares

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(subject, in each case, to such adjustment as the Representatives may determine to eliminate fractional shares).

      2. PAYMENT AND DELIVERY. Payment of the purchase price for the Firm Shares shall be made by the Underwriters to the Fund by Federal Funds wire transfer, against delivery of the certificates for the Firm Shares to the Representatives through the facilities of the Depository Trust Company for the respective accounts of the Underwriters. Such payment and delivery shall be made at a time mutually agreed upon by the parties on the third business day following the date of this Underwriting Agreement (unless another date shall be agreed to by the Representatives and the Fund). The time at which such payment and delivery are actually made is hereinafter sometimes called the Time of Purchase. Certificates for the Firm Shares shall be delivered to the Representatives in definitive form in such names and in such denominations as the Representatives shall specify on the second business day preceding the Time of Purchase. For the purpose of expediting the checking of the certificates for the Firm Shares by the Representatives, the Fund agrees to make such certificates available to the Representatives for such purpose at least one full business day preceding the Time of Purchase.

      Payment of the purchase price for the Additional Shares shall be made at the Additional Time of Purchase in the same manner and at the same office as the payment for the Firm Shares. Certificates for the Additional Shares shall be delivered to the Representatives in definitive form in such names and in such denominations as the Representatives shall specify no later than the second business day preceding the Additional Time of Purchase. For the purpose of expediting the checking of the certificates for the Additional Shares by the Representatives, the Fund agrees to make such certificates available to the Representatives for such purpose at least one full business day preceding the Additional Time of Purchase. The Time of Purchase and the Additional Time of Purchase are sometimes referred to herein as the Closing Dates.

      3. REPRESENTATIONS AND WARRANTIES OF THE FUND, THE INVESTMENT ADVISER AND THE SUB-ADVISERS. Each of the Fund, the Investment Adviser, Parametric and Rampart jointly and severally represents and warrants to each Underwriter as follows:

            (a) On (i) the Effective Date and the date on which the Prospectus is first filed with the Commission pursuant to Rule 497(b), (h) or (j) under the Securities Act, as the case may be, (ii) the date on which any post-effective amendment to the Registration Statement (except any post-effective amendment which is filed with the Commission after the later of (x) one year from the date of this Underwriting Agreement or (y) the date on which the distribution of the Shares is completed) became or becomes effective or any amendment or supplement to the Prospectus was or is filed with the Commission and (iii) the Closing Dates, the Registration Statement, the Prospectus and any such amendment or supplement thereto and the Notification complied or will comply in all material respects with the requirements of the Securities Act and the Investment Company Act, as the case may be. On the Effective Date and on the date that any post-effective amendment to the Registration Statement (except any post-effective amendment which is filed with the Commission after the later of
(x) one year from the date of this Underwriting Agreement or (y) the date on which the distribution of the Shares is completed) became or becomes effective, neither the Registration Statement nor any such amendment did or will contain any untrue statement of a material fact or omit to state a material fact required to be stated in it or necessary to make the statements in it not misleading. Except as permitted under Rule 430 under the Securities Act (and other applicable rules under Regulation C under the Securities Act), the Preliminary Prospectus dated August [____], 2005 did not, as of such date, contain any untrue statement of a material fact or omit to state a material fact required to be stated in it or necessary to make the statements in it, in light of the circumstances under which they were made, not misleading. At the Effective Date and, if applicable, the date the Prospectus or any amendment or supplement to the Prospectus was or is filed with the Commission and at the Closing Dates, the Prospectus did not or will not, as the case may be, contain

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any untrue statement of a material fact or omit to state a material fact required to be stated in it or necessary to make the statements in it, in light of the circumstances under which they were made, not misleading. The foregoing representations in this Section 3(a) do not apply to statements or omissions relating to the Underwriters made in reliance on and in conformity with information furnished in writing to the Fund by the Underwriters expressly for use in the Registration Statement, the Prospectus, or any amendments or supplements thereto, as described in Section 9(f) hereof.

            (b) The Fund has been duly formed, is validly existing as a business trust under the laws of the Commonwealth of Massachusetts, with full power and authority to conduct all the activities conducted by it, to own or lease all assets owned or leased by it and to conduct its business as described in the Registration Statement and Prospectus, and the Fund is duly licensed and qualified to do business and in good standing in each jurisdiction in which its ownership or leasing of property or its conducting of business requires such qualification, except where the failure to be so qualified or be in good standing would not have a material adverse effect on the Fund, and the Fund owns, possesses or has obtained and currently maintains all governmental licenses, permits, consents, orders, approvals and other authorizations, whether foreign or domestic, necessary to carry on its business as contemplated in the Prospectus. The Fund has no subsidiaries.

            (c) The capitalization of the Fund is as set forth in the Registration Statement and the Prospectus. The Common Shares conform in all material respects to the description of them in the Prospectus. All the outstanding Common Shares have been duly authorized and are validly issued, fully paid and nonassessable (except as described in the Registration Statement). The Shares to be issued and delivered to and paid for by the Underwriters in accordance with this Underwriting Agreement against payment therefor as provided by this Underwriting Agreement have been duly authorized and when issued and delivered to the Underwriters will have been validly issued and will be fully paid and nonassessable (except as described in the Registration Statement). No person is entitled to any preemptive or other similar rights with respect to the Shares.

            (d) The Fund is duly registered with the Commission under the Investment Company Act as a diversified, closed-end management investment company, and, subject to the filing of any final amendment to the Registration Statement (a "Final Amendment"), if not already filed, all action under the Securities Act and the Investment Company Act, as the case may be, necessary to make the public offering and consummate the sale of the Shares as provided in this Underwriting Agreement has or will have been taken by the Fund.

            (e) The Fund has full power and authority to enter into each of this Underwriting Agreement, the Investment Advisory Agreement, the Sub-Advisory Agreements, the Custodian Agreement, the Transfer Agency Agreement, the Administration Agreement, and the Dividend Reinvestment Plan (collectively, the "Fund Agreements") and to perform all of the terms and provisions hereof and thereof to be carried out by it and (i) each Fund Agreement has been duly and validly authorized, executed and delivered by or on behalf of the Fund, (ii) each Fund Agreement does not violate in any material respect any of the applicable provisions of the Investment Company Act or the Investment Advisers Act of 1940, as amended, and the rules and regulations thereunder (collectively called the "Advisers Act"), as the case may be, and (iii) assuming due authorization, execution and delivery by the other parties thereto, each Fund Agreement constitutes the legal, valid and binding obligation of the Fund enforceable in accordance with its terms, (A) subject, as to enforcement, to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or at law) and (B) except as rights to indemnity thereunder may be limited by federal or state securities laws.


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
            (f) None of (i) the execution and delivery by the Fund of the Fund Agreements, (ii) the issue and sale by the Fund of the Shares as contemplated by this Underwriting Agreement and (iii) the performance by the Fund of its obligations under any of the Fund Agreements or consummation by the Fund of the other transactions contemplated by the Fund Agreements conflicts with or will conflict with, or results or will result in a breach of, the Declaration of Trust or the By-laws of the Fund or any agreement or instrument to which the Fund is a party or by which the Fund is bound, or any law, rule or regulation, or order of any court, governmental instrumentality, securities exchange or association or arbitrator, whether foreign or domestic, applicable to the Fund, other than state securities or "blue sky" laws applicable in connection with the purchase and distribution of the Shares by the Underwriters pursuant to this Underwriting Agreement.

            (g) The Fund is not currently in breach of, or in default under, any written agreement or instrument to which it is a party or by which it or its property is bound or affected.

            (h) No person has any right to the registration of any securities of the Fund because of the filing of the registration statement.

            (i) No consent, approval, authorization or order of any court or governmental agency or body or securities exchange or association, whether foreign or domestic, is required by the Fund for the consummation by the Fund of the transactions to be performed by the Fund or the performance by the Fund of all the terms and provisions to be performed by or on behalf of it in each case as contemplated in the Fund Agreements, except such as (i) have been obtained under the Securities Act, the Investment Company Act, or the Advisers Act, and
(ii) may be required by the New York Stock Exchange or under state securities or "blue sky" laws, in connection with the purchase and distribution of the Shares by the Underwriters pursuant to this Underwriting Agreement.

            (j) The Shares are duly authorized for listing, subject to official notice of issuance, on the New York Stock Exchange and the Fund's Registration Statement on Form 8-A, under the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (collectively called the "Exchange Act"), has become effective.

            (k) Deloitte & Touche LLP, whose report appears in the Prospectus, are independent public auditors with respect to the Fund as required by the Securities Act and the Investment Company Act.

            (l) The statement of assets and liabilities included in the Registration Statement and the Prospectus presents fairly in all material respects, in accordance with generally accepted accounting principles in the United States applied on a consistent basis, the financial position of the Fund as of the date indicated.

            (m) The Fund will maintain a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets through an asset reconciliation procedure or otherwise at reasonable intervals and appropriate action is taken with respect to any differences.

            (n) Since the date as of which information is given in the Registration Statement and the Prospectus, except as otherwise stated therein,
(i) there has been no material adverse change in the

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condition, financial or otherwise, business affairs or business prospects of the
Fund, whether or not arising in the ordinary course of business, (ii) there have been no transactions entered into by the Fund other than those in the ordinary course of its business and (iii) there has been no dividend or distribution of any kind declared, paid or made on any class of its capital shares.

            (o) There is no action, suit or proceeding before or by any court, commission, regulatory body, administrative agency or other governmental agency or body, foreign or domestic, now pending, or, to the knowledge of the Fund, threatened against or affecting the Fund, which (i) might result in any material adverse change in the condition, financial or otherwise, business affairs or business prospects of the Fund or might materially adversely affect the properties or assets of the Fund or (ii) is of a character required to be described in the Registration Statement or the Prospectus; and there are no contracts, franchises or other documents that are of a character required to be described in, or that are required to be filed as exhibits to, the Registration Statement that have not been described or filed as required.

            (p) Except for stabilization transactions conducted by the Underwriters, and except for tender offers, Share repurchases and the issuance or purchase of Shares pursuant to the Fund's Dividend Reinvestment Plan effected following the date on which the distribution of the Shares is completed in accordance with the policies of the Fund as set forth in the Prospectus, the Fund has not taken and will not take, directly or indirectly, any action designed or which might be reasonably expected to cause or result in, or which will constitute, stabilization or manipulation of the price of the Common Shares in violation of applicable federal securities laws.

            (q) The Fund intends to direct the investment of the proceeds of the offering of the Shares in such a manner as to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code").

            (r) No advertising, sales literature or other promotional materials (excluding road show slides or road show tapes) were authorized or prepared by or on behalf of the Fund, the Investment Adviser or the Sub-Advisers or any representative thereof for use in connection with the public offering or sale of the Shares other than the definitive client brochure and the broker selling memo which were filed with the NASD on August [15], 2005, [a draft prospecting letter which was filed with the NASD on [___________], 2005, a draft of a prospecting letter made available on a password-protected Internet web site maintained by the Investment Adviser and a road show tape made available for broker use on an Intranet web site maintained by the Investment Adviser] (collectively, the "sales materials"); the sales materials and any road show slides or road show tapes complied and comply in all material respects with the applicable requirements of the Securities Act and the rules and interpretations of the NASD; and no broker kits, road show slides, road show tapes or sales materials authorized or prepared by the Fund or authorized or prepared on behalf of the Fund by the Investment Adviser or the Sub-Adviser or any representative thereof for use in connection with the public offering or sale of the Shares contained or contains any untrue statement of a material fact or omitted or omits to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading.

      In addition, any certificate signed by any officer of the Fund and delivered to the Underwriters or counsel for the Underwriters in connection with the offering of the Share shall be deemed to be a representation and warranty by the Fund as to matters covered thereby, to each Underwriter

      4. REPRESENTATIONS AND WARRANTIES OF THE INVESTMENT ADVISER AND THE Sub-Advisers. Each of the Investment Adviser Parametric and Rampart represents to each Underwriter as follows:


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            (a) Such Adviser has been duly formed, is validly existing as a business trust under the laws of the Commonwealth of Massachusetts, in the case of the Investment Adviser, as a limited liability company under the laws of the State of Delaware, in the case of Parametric, or as a corporation under the laws of the Commonwealth of Massachusetts, in the case of Rampart, with full power and authority to conduct all of the activities conducted by it, to own or lease all of the assets owned or leased by it and to conduct its business as described in the Registration Statement and Prospectus, and such Adviser is duly licensed and qualified to do business and in good standing in each jurisdiction in which it is required to be so qualified, except to the extent that failure to be so qualified or be in good standing would not have a material adverse affect on the such Adviser's ability to provide services to the Fund; and such Adviser owns, possesses or has obtained and currently maintains all governmental licenses, permits, consents, orders, approvals and other authorizations, whether foreign or domestic, necessary to carry on its business as contemplated in the Registration Statement and the Prospectus.

            (b) Such Adviser is (i) duly registered as an investment adviser under the Advisers Act and (ii) not prohibited by the Advisers Act or the Investment Company Act from acting as the investment adviser for the Fund as contemplated by the Investment Advisory Agreement, the Sub-Advisory Agreements, the Registration Statement and the Prospectus.

            (c) Such Adviser has full power and authority to enter into each of this Underwriting Agreement, the Investment Advisory Agreement, the Sub-Advisory Agreements, the Administration Agreement, the Shareholder Servicing Agreement, [and the Additional Compensation Agreement], to which such Adviser is a party (collectively, the "Adviser Agreements"), and to carry out all the terms and provisions hereof and thereof to be carried out by it; and each Adviser Agreement has been duly and validly authorized, executed and delivered by such Adviser; none of the Adviser Agreements violate in any material respect any of the applicable provisions of the Investment Company Act or the Advisers Act; and assuming due authorization, execution and delivery by the other parties thereto, each Adviser Agreement constitutes a legal, valid and binding obligation of such Adviser, enforceable in accordance with its terms, (i) subject, as to enforcement, to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or at law) and (ii) except as rights to indemnity thereunder may be limited by federal or state securities laws.

            (d) Neither (i) the execution and delivery by such Adviser of any Adviser Agreement nor (ii) the consummation by such Adviser of the transactions contemplated by, or the performance of its obligations under any Adviser Agreement conflicts or will conflict with, or results or will result in a breach of, the Declaration of Trust, in the case of the Investment Adviser, the Limited Liability Company Operating Agreement, in the case of Parametric, or Articles of Incorporation, in the case of Rampart, or By-Laws of such Adviser or any agreement or instrument to which such Adviser is a party or by which such Adviser is bound, or any law, rule or regulation, or order of any court, governmental instrumentality, securities exchange or association or arbitrator, whether foreign or domestic, applicable to such Adviser.

            (e) No consent, approval, authorization or order of any court, governmental agency or body or securities exchange or association, whether foreign or domestic, is required for the consummation of the transactions contemplated in, or the performance by such Adviser of its obligations under, any Adviser Agreement, as the case may be, except such as (i) have been obtained under the Securities Act, the Investment Company Act, or the Advisers Act, and
(ii) may be required by the New York Stock Exchange or under state securities or "blue sky" laws, in connection with the purchase and distribution of the Shares by the Underwriters pursuant to this Underwriting Agreement.

            (f) The description of such Adviser and its business and the statements attributable to such Adviser in the Registration Statement and the Prospectus comply with the requirements of the

Securities Act and the Investment Company Act and do not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading.

            (g) Except as disclosed, there is no action, suit or proceeding before or by any court, commission, regulatory body, administrative agency or other governmental agency or body, foreign or domestic, now pending or, to the knowledge of such Adviser, threatened against or affecting such Adviser of a nature required to be disclosed in the Registration Statement or Prospectus or that might reasonably be expected to result in any material adverse change in the condition, financial or otherwise, business affairs or business prospects of such Adviser or the ability of such Adviser to fulfill its respective obligations under any Adviser Agreement.

            (h) Except for stabilization activities conducted by the Underwriters and except for tender offers, Share repurchases and the issuance or purchase of Shares pursuant to the Fund's Dividend Reinvestment Plan effected following the date on which the distribution of the Shares is completed in accordance with the policies of the Fund as set forth in the Prospectus, such Adviser has not taken and will not take, directly or indirectly, any action designed, or which might reasonably be expected to cause or result in, or which will constitute, stabilization or manipulation of the price of the Common Shares in violation of applicable federal securities laws.

            In the event that the Fund or such Adviser makes available any promotional materials (other than the sales materials) intended for use only by qualified broker-dealers and registered representatives thereof by means of an Internet web site or similar electronic means, such Adviser will install and maintain pre-qualification and password-protection or similar procedures which will effectively prohibit access to such promotional materials by persons other than qualified broker-dealers and registered representatives thereof.

      In addition, any certificate signed by any officer of the Investment Adviser or the Sub-Advisers and delivered to the Underwriters or counsel for the Underwriters in connection with the offering of the Shares shall be deemed to be a representation and warranty by the Investment Adviser or the Sub-Advisers, as applicable, as to matters covered thereby, to each Underwriter.

      5. AGREEMENTS OF THE PARTIES.

            (a) If the registration statement relating to the Shares has not yet become effective, the Fund will promptly file a Final Amendment, if not previously filed, with the Commission, and will use its best efforts to cause such registration statement to become effective and, as soon as the Fund is advised, will advise the Managing Representative when the Registration Statement or any amendment thereto has become effective. If the Registration Statement has become effective and the Prospectus contained therein omits certain information at the time of effectiveness pursuant to Rule 430A under the Securities Act, the Fund will file a 430A Prospectus pursuant to Rule 497(h) under the Securities Act as promptly as practicable, but no later than the second business day following the earlier of the date of the determination of the offering price of the Shares or the date the Prospectus is first used after the Effective Date. If the Registration Statement has become effective and the Prospectus contained therein does not so omit such information, the Fund will file a Prospectus pursuant to Rule 497(b) or a certification pursuant to Rule 497(j) under the Securities Act as promptly as practicable, but no later than the fifth business day following the date of the later of the Effective Date or the commencement of the public offering of the Shares after the Effective Date. In either case, the Fund will provide the Managing Representative satisfactory evidence of the filing. The Fund will not file with the Commission any Prospectus or any other amendment (except any post-effective amendment which is filed with the Commission after the later of (x) one year from the date of this Underwriting Agreement or (y) the date on which distribution of the Shares is completed) or supplement to the Registration Statement or the Prospectus unless a copy has first been submitted to the Managing Representative a reasonable time before its filing and the Managing Representative has not objected to it in writing within a reasonable time after receiving the copy.

            (b) For the period of three years from the date hereof, the Fund will advise the Managing Representative promptly (i) of the issuance by the Commission of any order in respect of the Fund, the Investment Adviser or the Sub-Advisers, which relates to the Fund, or which relates to any material arrangements or proposed material arrangements involving the Fund, the Investment Adviser or the Sub-Advisers, (ii) of the initiation or threatening of any proceedings for, or receipt by the Fund of any notice with respect to, any suspension of the qualification of the Shares for sale in any jurisdiction or the issuance of any order by the Commission suspending the effectiveness of the Registration Statement, (iii) of receipt by the Fund, or any representative or attorney of the Fund, of any other communication from the Commission relating in any material way to the Fund, the Registration Statement, the Notification, any Preliminary Prospectus, the Prospectus or to the transactions contemplated by this Underwriting Agreement and (iv) the issuance by any court, regulatory body, administrative agency or other governmental agency or body, whether foreign or domestic, of any order, ruling or decree, or the threat to initiate any proceedings with respect thereto, regarding the Fund, which relates in any material way to the Fund or any material arrangements or proposed material arrangements involving the Fund. The Fund will make every reasonable effort to prevent the issuance of any order suspending the effectiveness of the Registration Statement and, if any such order is issued, to obtain its lifting as soon as possible.

            (c) If not delivered prior to the date of this Underwriting Agreement, the Fund will deliver to the Managing Representative, without charge, a signed copy of the Registration Statement and the Notification and of any amendments (except any post-effective amendment which is filed with the Commission after the later of (x) one year from the date of this Underwriting Agreement or (y) the date on which the distribution of the Shares is completed) to either the Registration Statement or the Notification (including all exhibits filed with any such document) and as many conformed copies of the Registration Statement and any amendments thereto (except any post-effective amendment which is filed with the Commission after the later of (x) one year from the date of this Underwriting Agreement or (y) the date on which the distribution of the Shares is completed) (excluding exhibits) as the Managing Representative may reasonably request.

            (d) During such period as a prospectus is required by law to be delivered by an underwriter or a dealer, the Fund will deliver, without charge, to the Representatives, the Underwriters and any dealers, at such office or offices as the Representatives may designate, as many copies of the Prospectus as the Representatives may reasonably request, and, if any event occurs during such period as a result of which it is necessary to amend or supplement the Prospectus, in order to make the statements therein, in light of the circumstances under which they were made, not misleading in any material respect, or if during such period it is necessary to amend or supplement the Prospectus to comply with the Securities Act or the Investment Company Act, the Fund promptly will prepare, submit to the Managing Representative, file with the Commission and deliver, without charge, to the Underwriters and to dealers (whose names and addresses the Managing Representative will furnish to the Fund) to whom Shares may have been sold by the Underwriters, and to other dealers on request, amendments or supplements to the Prospectus so that the statements in such Prospectus, as so amended or supplemented, will not, in light of the circumstances under which they were made, be misleading in any material respect and will comply with the Securities Act and the Investment Company Act. Delivery by the Underwriters of any such amendments or supplements to the Prospectus will not constitute a waiver of any of the conditions in Section 6 hereof.

            (e) The Fund will make generally available to holders of the Fund's securities, as soon as practicable but in no event later than the last day of the 18th full calendar month following the calendar quarter in which the Effective Date falls, an earnings statement, if applicable, satisfying the provisions of the last paragraph of Section 11(a) of the Securities Act and, at the option of the Fund, Rule 158 under the Securities Act.

            (f) If the transactions contemplated by this Underwriting Agreement are consummated, the Fund shall pay all costs and expenses incident to the performance of the obligations of the Fund under this Underwriting Agreement (to the extent such expenses do not, in the aggregate, exceed $0.04 per Share), including but not limited to costs and expenses of or relating to (i) the preparation, printing and filing of the Registration Statement and exhibits to it, each Preliminary Prospectus, the Prospectus and all amendments and supplements thereto, (ii) the issuance of the Shares and the preparation and delivery of certificates for the Shares, (iii) the registration or qualification of the Shares for offer and sale under the securities or "blue sky" laws of the jurisdictions referred to in the foregoing paragraph, including the fees and disbursements of counsel for the Underwriters in that connection, and the preparation and printing of any preliminary and supplemental "blue sky" memoranda, (iv) the furnishing (including costs of design, production, shipping and mailing) to the Underwriters and dealers of copies of each Preliminary Prospectus relating to the Shares, the sales materials, the Prospectus, and all amendments or supplements to the Prospectus, and of the other documents required by this Section to be so furnished, (v) the filing requirements of the NASD, in connection with its review of the financing, including filing fees paid by counsel for the Underwriters in that connection, (vi) all transfer taxes, if any, with respect to the sale and delivery of the Shares to the Underwriters,
(vii) the listing of the Shares on the New York Stock Exchange and (viii) the transfer agent for the Shares. To the extent the foregoing costs and expenses incident to the performance of the obligations of the Fund under this Underwriting Agreement exceed, in the aggregate, $0.04 per Share, Eaton Vance or an affiliate will pay all such excess costs and expenses. The Fund, the Investment Adviser and the Sub-Advisers may otherwise agree among themselves as to the payment of the foregoing expenses, whether or not the transactions contemplated by this Underwriting Agreement are consummated, provided, however, that in no event shall the Underwriters be obligated to pay any of the foregoing expenses.

            (g) If the transactions contemplated by this Underwriting Agreement are not consummated, except as otherwise provided herein, no party will be under any liability to any other party, except that (i) if this Underwriting Agreement is terminated by (x) the Fund, the Investment Adviser or the Sub-Advisers pursuant to any of the provisions hereof or (y) by the Representatives or the Underwriters because of any inability, failure or refusal on the part of the Fund, the Investment Adviser or the Sub-Advisers to comply with any material terms or because any of the conditions in Section 6 are not satisfied, the Investment Adviser or the Sub-Advisers or such Adviser's affiliates and the Fund, jointly and severally, will reimburse the Underwriters for all out-of-pocket expenses (including the reasonable fees, disbursements and other charges of their counsel) reasonably incurred by them in connection with the proposed purchase and sale of the Shares and (ii) no Underwriter who has failed or refused to purchase the Shares agreed to be purchased by it under this Underwriting Agreement, in breach of its obligations pursuant to this Underwriting Agreement, will be relieved of liability to the Fund, the Investment Adviser, the Sub-Advisers and the other Underwriters for damages occasioned by its default.

            (h) Without the prior written consent of the Managing Representative, the Fund will not offer, sell or register with the Commission, or announce an offering of, any equity securities of the Fund, within 180 days after the Effective Date, except for the Shares as described in the Prospectus and any issuances of Common Shares pursuant to the Dividend Reinvestment Plan and except in connection with any offering of preferred shares of beneficial interest as contemplated by the Prospectus.

            (i) The Fund will use its best efforts to list the Shares on the New York Stock Exchange prior to the date the Shares are issued and comply with the rules and regulations of such exchange.

            (j) The Fund will direct the investment of the net proceeds of the offering of the Shares in such a manner as to comply with the investment objective and policies of the Fund as described in the Prospectus.

      6. CONDITIONS OF THE UNDERWRITERS' OBLIGATIONS. The obligations of the Underwriters to purchase the Shares are subject to the accuracy on the date of this Underwriting Agreement, and on each of the Closing Dates, of the representations of the Fund, the Investment Adviser and the Sub-Advisers in this Underwriting Agreement, to the accuracy and completeness of all material statements made by the Fund, the Investment Adviser or the Sub-Advisers or any of their respective officers in any certificate delivered to the Managing Representative or its counsel pursuant to this Underwriting Agreement, to performance by the Fund, the Investment Adviser and the Sub-Advisers of their respective obligations under this Underwriting Agreement and to each of the following additional conditions:

            (a) The Registration Statement must have become effective by 5:30 p.m., New York City time, on the date of this Underwriting Agreement or such later date and time as the Managing Representative consents to in writing. The Prospectus must have been filed in accordance with Rule 497(b) or (h) or a certificate must have been filed in accordance with Rule 497(j), as the case may be, under the Securities Act.

            (b) No order suspending the effectiveness of the Registration Statement may be in effect and no proceedings for such purpose may be pending before or, to the knowledge of counsel to the Underwriters, threatened by the Commission, and any requests for additional information on the part of the Commission (to be included in the Registration Statement or the Prospectus or otherwise) must be complied with or waived to the reasonable satisfaction of the Managing Representative.

            (c) Since the dates as of which information is given in the Registration Statement and the Prospectus, (i) there must not have been any material change in the Common Shares or liabilities of the Fund except as set forth in or contemplated by the Prospectus; (ii) there must not have been any material adverse change in the general affairs, prospects, management, business, financial condition or results of operations of the Fund, the Investment Adviser or the Sub-Advisers whether or not arising from transactions in the ordinary course of business as set forth in or contemplated by the Prospectus; (iii) the Fund must not have sustained any material loss or interference with its business from any court or from legislative or other governmental action, order or decree, whether foreign or domestic, or from any other occurrence not described in the Registration Statement and Prospectus; and (iv) there must not have occurred any event that makes untrue or incorrect in any material respect any statement or information contained in the Registration Statement or Prospectus or that is not reflected in the Registration Statement or Prospectus but should be reflected therein in order to make the statements or information therein (in the case of the Prospectus, in light of the circumstances in which they were made) not misleading in any material respect; if, in the judgment of the Managing Representative, any such development referred to in clause (i), (ii),
(iii), or (iv) of this paragraph (c) makes it impracticable or inadvisable to consummate the sale and delivery of the Shares pursuant to this Underwriting Agreement by the Underwriters, at the initial public offering price of the Shares.

            (d) On the Closing Date, the Shares must have been approved for listing on the NYSE, subject only to official notice of issuance.

            (e) The Managing Representative must have received on each Closing Date a certificate, dated such date, of the President or a Vice-President and the chief financial or accounting officer of each of the Fund, the Investment Adviser and each Sub-Adviser certifying (in their capacity as such officers and, with respect to clauses (ii), (iii) and (vi) below, on behalf of the Fund and such Adviser, as the case may be) that (i) the signers have carefully examined the Registration Statement, the Prospectus, and this Underwriting Agreement,
(ii) the representations of the Fund (with respect to the certificates from such Fund officers), the representations of the Investment Adviser (with respect to the certificates from such officers of the Investment Adviser) and the representations of each Sub-Adviser (with respect to the certificates from such officers of each Sub-Adviser) in this Underwriting Agreement are accurate on and as of the date of the certificate, (iii) (A) there has been no material adverse change in the condition, financial or otherwise, business affairs or business prospects of the Fund (with respect to the certificates from such Fund officers), and (B) there has been no material adverse change in the condition, financial or otherwise, business affairs or business prospects of the Investment Adviser (with respect to the certificates from such officers of the Investment Adviser) or each Sub-Adviser (with respect to the certificates from such officers of each Sub-Adviser), whether or not in the ordinary course of business, (iv) with respect to the Fund only, to the knowledge of such officers after reasonable investigation, no order suspending the effectiveness of the Registration Statement, prohibiting the sale of any of the Shares or otherwise having a material adverse effect on the Fund has been issued and no proceedings for any such purpose are pending before or threatened by the Commission or any other regulatory body, whether foreign or domestic, (v) to the knowledge of the officers of each of the Investment Adviser and each Sub-Adviser, after reasonable investigation, no order having a material adverse effect on the ability of such Adviser to fulfill its obligations under this Underwriting Agreement, the Shareholder Servicing Agreement, [the Additional Compensation Agreement,] the Investment Advisory Agreement or the Sub-Advisory Agreements (with respect to the certificates from such officers of the Investment Adviser) and this Underwriting Agreement or the Sub-Advisory Agreements, (with respect to the certificates from such officers of each Sub-Adviser), as the case may be, has been issued and no proceedings for any such purpose are pending before or threatened by the Commission or any other regulatory body, whether foreign or domestic, and (vi) each of the Fund (with respect to the certificates from such Fund officers), the Investment Adviser (with respect to the certificates from such officers of the Investment Adviser) and each Sub-Adviser (with respect to the certificates from such officers of each Sub-Adviser) has performed all of its respective agreements that this Underwriting Agreement requires it to perform by such Closing Date (to the extent not waived in writing by the Managing Representative).

            (f) The Managing Representative must have received on each Closing Date the opinions dated such Closing Date substantially in the form of Schedules B, C, and D to this Underwriting Agreement from the counsel identified in each such Schedules.

            (g) The Managing Representative must have received on each Closing Date from Clifford Chance US LLP an opinion dated such Closing Date with respect to the Fund, the Shares, the Registration Statement and the Prospectus, this Underwriting Agreement and the form and sufficiency of all proceedings taken in connection with the sale and delivery of the Shares. Such opinion and proceedings shall fulfill the requirements of this Section 6(g) only if such opinion and proceedings are satisfactory in all respects to the Managing Representative. The Fund, the Investment Adviser and the Sub-Advisers must have furnished to such counsel such documents as counsel may reasonably request for the purpose of enabling them to render such opinion.

            (h) The Managing Representative must have received on the date this Underwriting Agreement is signed and delivered by you a signed letter, dated such date, substantially in the form of Schedule E to this Underwriting Agreement from the firm of accountants designated in such Schedule. The Managing Representative also must have received on each Closing Date a signed letter from such accountants, dated as of such Closing Date, confirming on the basis of a review in accordance with the procedures set forth in their earlier letter that nothing has come to their attention during the period from a date not more than five business days before the date of this Underwriting Agreement, specified in the letter, to a date not more than five business days before such Closing Date, that would require any change in their letter referred to in the foregoing sentence.

            (i) The Managing Representative must have received on the Closing Date the Shareholder Servicing Agreement as executed by Eaton Vance. [[ ] must have received on the Closing Date the Additional Compensation Agreement as executed by Eaton Vance.]

            All opinions, letters, evidence and certificates mentioned above or elsewhere in this Underwriting Agreement will comply only if they are in form and scope reasonably satisfactory to counsel for the Underwriters, provided that any such documents, forms of which are annexed hereto, shall be deemed satisfactory to such counsel if substantially in such form.

      7. TERMINATION. This Underwriting Agreement may be terminated by the Managing Representative by notifying the Fund at any time:

            (a) before the later of the effectiveness of the Registration Statement and the time when any of the Shares are first generally offered pursuant to this Underwriting Agreement by the Managing Representative to dealers by letter or telegram;

            (b) at or before any Closing Date if, in the sole judgment of the Managing Representative, payment for and delivery of any Shares is rendered impracticable or inadvisable because (i) trading in the equity securities of the Fund is suspended by the Commission or by the principal exchange that lists the Shares, (ii) trading in securities generally on the New York Stock Exchange or the Nasdaq Stock Market shall have been suspended or limited or minimum or maximum prices shall have been generally established on such exchange or over-the-counter market, (iii) additional material governmental restrictions, not in force on the date of this Underwriting Agreement, have been imposed upon trading in securities or trading has been suspended on any U.S. securities exchange, (iv) a general banking moratorium has been established by U.S. federal or New York authorities or (v) any material adverse change in the financial or securities markets in the United States or in political, financial or economic conditions in the United States or any outbreak or material escalation of hostilities or declaration by the United States of a national emergency or war or other calamity, terrorist activity or crisis shall have occurred the effect of any of which is such as to make it, in the sole judgment of the Managing Representative, impracticable or inadvisable to market the Shares on the terms and in the manner contemplated by the Prospectus; or

            (c) at or before any Closing Date, if any of the conditions specified in Section 6 have not been fulfilled when and as required by this Underwriting Agreement.

      8. SUBSTITUTION OF UNDERWRITERS. If one or more of the Underwriters fails (other than for a reason sufficient to justify the termination of this Underwriting Agreement) to purchase on any Closing Date the Shares agreed to be purchased on such Closing Date by such Underwriter or Underwriters, the Managing Representative may find one or more substitute underwriters to purchase such Shares or make such other arrangements as the Managing Representative deems advisable, or one or more of the remaining Underwriters may agree to purchase such Shares in such proportions as may be approved by the Managing Representative, in each case upon the terms set forth in this Underwriting Agreement. If no such arrangements have been made within 36 hours after such Closing Date, and

            (a) the number of Shares to be purchased by the defaulting Underwriters on such Closing Date does not exceed 10% of the Shares that the Underwriters are obligated to purchase on such Closing Date, each of the nondefaulting Underwriters will be obligated to purchase such Shares on the terms set forth in this Underwriting Agreement in proportion to their respective obligations under this Underwriting Agreement, or

            (b) the number of Shares to be purchased by the defaulting Underwriters on such Closing Date exceeds 10% of the Shares to be purchased by all the Underwriters on such Closing Date, the Fund will be entitled to an additional period of 24 hours within which to find one or more substitute underwriters reasonably satisfactory to the Managing Representative to purchase such Shares on the terms set forth in this Underwriting Agreement.

            Upon the occurrence of the circumstances described in the foregoing paragraph (b), either the Managing Representative or the Fund will have the right to postpone the applicable Closing Date for not more than five business days in order that necessary changes and arrangements (including any necessary amendments or supplements to the Registration Statement or the Prospectus) may be effected by the Managing Representative and the Fund. If the number of Shares to be purchased on such Closing Date by such defaulting Underwriter or Underwriters exceeds 10% of the Shares that the Underwriters are obligated to purchase on such Closing Date, and none of the nondefaulting Underwriters or the Fund makes arrangements pursuant to this Section within the period stated for the purchase of the Shares that the defaulting Underwriters agreed to purchase, this Underwriting Agreement will terminate without liability on the part of any nondefaulting Underwriter, the Fund, the Investment Adviser, or the Sub-Advisers except as provided in Sections 5(g) and 9 hereof. Any action taken under this Section will not affect the liability of any defaulting Underwriter to the Fund, the Investment Adviser or the Sub-Advisers or to any nondefaulting Underwriters arising out of such default. A substitute underwriter will become an Underwriter for all purposes of this Underwriting Agreement.

      9. INDEMNITY AND CONTRIBUTION.

            (a) Each of the Fund, the Investment Adviser, Parametric and Rampart, jointly and severally, agrees to indemnify, defend and hold harmless each Underwriter, its partners, directors and officers, and any person who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and their successors and assigns of all of the foregoing persons from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally, any such Underwriter or any such person may incur under the Securities Act, the Exchange Act, the Investment Company Act, the Advisers Act, the common law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the
Fund) or in a Prospectus (the term "Prospectus" for the purpose of this Section 9 being deemed to include any Preliminary Prospectus, the sales materials, the Prospectus and the Prospectus as amended or supplemented by the Fund), or arises out of or is based upon any omission or alleged omission to state a material fact required to be stated in either such Registration Statement or Prospectus or necessary to make the statements made therein (with respect to the Prospectus, in light of the circumstances under which they were made) not misleading, except insofar as any such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in and in conformity with information furnished in writing by or on behalf of any Underwriter to the Fund, the Investment Adviser or the Sub-Advisers expressly for use with reference to any Underwriter in such Registration Statement or such Prospectus or arises out of or is based upon any omission or alleged omission to state a material fact in connection with such information required to be stated in such Registration Statement or such Prospectus or necessary to make such information (with respect to the Prospectus, in light of the circumstances under which they were made) not misleading, provided, however, that the indemnity agreement contained in this subsection (a) with respect to any Preliminary Prospectus or amended Preliminary Prospectus shall not inure to the benefit of any Underwriter (or to the benefit of any person controlling such Underwriter) from whom the person asserting any such loss, damage, expense, liability or claim purchased the Shares which is the subject thereof if the Prospectus corrected any such alleged untrue statement or omission and if such Underwriter failed to send or give a copy of the Prospectus to such person at or prior to the written confirmation of the sale of such Shares to such person, unless the failure is the result of noncompliance by the Fund with Section 5(d) hereof.

            If any action, suit or proceeding (together, a "Proceeding") is brought against an Underwriter or any such person in respect of which indemnity may be sought against the Fund, the Investment Adviser or either Sub-Adviser pursuant to the foregoing paragraph, such Underwriter or such person shall promptly notify the Fund, the Investment Adviser or the Sub-Advisers in writing of the institution of such Proceeding and the Fund, the Investment Adviser or the Sub-Advisers shall assume the defense of such Proceeding, including the employment of counsel reasonably satisfactory to such indemnified party and payment of all fees and expenses; provided, however, that the omission to so notify the Fund, the Investment Adviser or the Sub-Advisers shall not relieve the Fund, the Investment Adviser or the Sub-Advisers from any liability which the Fund, the Investment Adviser or the Sub-Advisers may have to any Underwriter or any such person or otherwise. Such Underwriter or such person shall have the right to employ its or their own counsel in any such case, but the reasonable fees and expenses of such counsel shall be at the expense of such Underwriter or of such person unless the employment of such counsel shall have been authorized in writing by the Fund, the Investment Adviser or the Sub-Advisers as the case may be, in connection with the defense of such Proceeding or the Fund, the Investment Adviser or the Sub-Advisers shall not have, within a reasonable period of time in light of the circumstances, employed counsel to have charge of the defense of such Proceeding or such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them, which are different from, additional to or in conflict with those available to the Fund, the Investment Adviser or the Sub-Advisers (in which case the Fund, the Investment Adviser or the Sub-Advisers shall not have the right to direct the defense of such Proceeding on behalf of the indemnified party or parties), in any of which events such reasonable fees and expenses shall be borne by the Fund, the Investment Adviser or the Sub-Advisers and paid as incurred (it being understood, however, that the Fund, the Investment Adviser or the Sub-Advisers shall not be liable for the expenses of more than one separate counsel (in addition to any local counsel) in any one Proceeding or series of related Proceedings in the same jurisdiction representing the indemnified parties who are parties to such Proceeding). Neither the Fund, the Investment Adviser nor the Sub-Advisers shall be liable for any settlement of any Proceeding effected without its written consent but if settled with the written consent of the Fund, the Investment Adviser or the Sub-Advisers, the Fund, the Investment Adviser or the Sub-Advisers, as the case may be, agrees to indemnify and hold harmless any Underwriter and any such person from and against any loss or liability by reason of such settlement. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for reasonable fees and expenses of counsel as contemplated by the second sentence of this paragraph, then the indemnifying party agrees that it shall be liable for any settlement of any Proceeding effected without its written consent if (i) such settlement is entered into more than 60 business days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement and (iii) such indemnified party shall have given the indemnifying party at least 30 days' prior notice of its intention to settle. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened Proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such Proceeding and does not include an admission of fault, culpability or a failure to act, by or on behalf of such indemnified party.

            (b) Each Underwriter severally agrees to indemnify, defend and hold harmless the Fund, the Investment Adviser and the Sub-Advisers, and each of their respective shareholders, partners, managers, members, trustees, directors and officers, and any person who controls the Fund, the Investment Adviser or the Sub-Advisers within the meaning of Section 15 of the Securities Act or
Section 20 of the Exchange Act, and the successors and assigns of all of the foregoing persons from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation), which, jointly or severally, the Fund, the Investment Adviser or the Sub-Advisers or any such person may incur under the Securities Act, the Exchange Act, the Investment Company Act, the Advisers Act, the common law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in and in conformity with information furnished in writing by or on behalf of such Underwriter to the Fund, the Investment Adviser or the Sub-Advisers expressly for use with reference to such Underwriter in the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the
Fund) or in a Prospectus, or arises out of or is based upon any omission or alleged omission to state a material fact in connection with such information required to be stated in such Registration Statement or such Prospectus or necessary to make such information not misleading (with respect to the Prospectus, in light of the circumstances under which they were made).

            If any Proceeding is brought against the Fund, the Investment Adviser, the Sub-Advisers or any such person in respect of which indemnity may be sought against any Underwriter pursuant to the foregoing paragraph, the Fund, the Investment Adviser, either Sub-Adviser or such person shall promptly notify such Underwriter in writing of the institution of such Proceeding and such Underwriter shall assume the defense of such Proceeding, including the employment of counsel reasonably satisfactory to such indemnified party and payment of all fees and expenses; provided, however, that the omission to so notify such Underwriter shall not relieve such Underwriter from any liability which such Underwriter may have to the Fund, the Investment Adviser, the Sub-Advisers or any such person or otherwise. The Fund, the Investment Adviser, the Sub-Advisers or such person shall have the right to employ its own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of the Fund, the Investment Adviser, the Sub-Advisers or such person, as the case may be, unless the employment of such counsel shall have been authorized in writing by such Underwriter in connection with the defense of such Proceeding or such Underwriter shall not have, within a reasonable period of time in light of the circumstances, employed counsel to have charge of the defense of such Proceeding or such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them, which are different from or additional to or in conflict with those available to such Underwriter (in which case such Underwriter shall not have the right to direct the defense of such Proceeding on behalf of the indemnified party or parties, but such Underwriter may employ counsel and participate in the defense thereof but the fees and expenses of such counsel shall be at the expense of such Underwriter), in any of which events such fees and expenses shall be borne by such Underwriter and paid as incurred (it being understood, however, that such Underwriter shall not be liable for the expenses of more than one separate counsel (in addition to any local counsel) in any one Proceeding or series of related Proceedings in the same jurisdiction representing the indemnified parties who are parties to such Proceeding). No Underwriter shall be liable for any settlement of any such Proceeding effected without the written consent of such Underwriter but if settled with the written consent of such Underwriter, such Underwriter agrees to indemnify and hold harmless the Fund, the Investment Adviser, the Sub-Advisers and any such person from and against any loss or liability by reason of such settlement. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second sentence of this paragraph, then the indemnifying party agrees that it shall be liable for any settlement of any Proceeding effected without its written consent if (i) such settlement is entered into more than 60 business days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement and
(iii) such indemnified party shall have given the indemnifying party at least 30 days' prior notice of its intention to settle. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened Proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such Proceeding and does not include an admission of fault, culpability or a failure to act, by or on behalf of such indemnified party.

            (c) If the indemnification provided for in this Section 9 is unavailable to an indemnified party under subsections (a) and (b) of this
Section 9 in respect of any losses, damages, expenses, liabilities or claims referred to therein, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, damages, expenses, liabilities or claims (i) in such proportion as is appropriate to reflect the relative benefits received by the Fund, the Investment Adviser and the Sub-Advisers on the one hand and the Underwriters on the other hand from the offering of the Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Fund, the Investment Adviser and the Sub-Advisers on the one hand and of the Underwriters on the other in connection with the statements or omissions, which resulted in such losses, damages, expenses, liabilities or claims, as well as any other relevant equitable considerations. The relative benefits received by the Fund, the Investment Adviser and the Sub-Advisers on the one hand and the Underwriters on the other shall be deemed to be in the same respective proportions as the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Fund and the total underwriting discounts and commissions received by the Underwriters, bear to the aggregate public offering price of the Shares. The relative fault of the Fund, the Investment Adviser and the Sub-Advisers on the one hand and of the Underwriters on the other shall be determined by reference to, among other things, whether the untrue statement or alleged untrue statement of a material fact or omission or alleged omission relates to information supplied by the Fund, the Investment Adviser or the Sub-Advisers or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, damages, expenses, liabilities and claims referred to in this subsection shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating, preparing to defend or defending any Proceeding.

            (d) The Fund, the Investment Adviser, the Sub-Advisers and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in subsection (c) above. Notwithstanding the provisions of this
Section 9, no Underwriter shall be required to contribute any amount in excess of the fees and commissions received by such Underwriter. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this Section 9 are several in proportion to their respective underwriting commitments and not joint.

            (e) The indemnity and contribution agreements contained in this
Section 9 and the covenants, warranties and representations of the Fund contained in this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of any Underwriter, its partners, directors or officers or any person (including each partner, officer or director of such person) who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, or by or on behalf of the Fund, the Investment Adviser or the Sub-Advisers, its shareholders, partners, advisers, members, trustees, directors or officers or any person who controls the Fund, the Investment Adviser or the Sub-Advisers within the meaning of
Section 15 of the Securities Act or Section 20 of the Exchange Act, and shall survive any termination of this Agreement or the issuance and delivery of the Shares. The Fund, the Investment Adviser, the Sub-Advisers and each Underwriter agree promptly to notify each other of the commencement of any Proceeding against it and, in the case of the Fund, the Investment Adviser or the Sub-Advisers, against any of the Fund's, the Adviser's or the Sub-Advisers' shareholders, partners, managers, members, trustees, directors or officers in connection with the issuance and sale of the Shares, or in connection with the Registration Statement or Prospectus.

            (f) The Fund, the Investment Adviser and the Sub-Advisers each acknowledge that the statements with respect to (1) the public offering of the Shares as set forth on the cover page of and (2) stabilization and selling concessions and reallowances of selling concessions and payment of fees to Underwriters that meet certain minimum sales thresholds under the caption "Underwriting" in the Prospectus constitute the only information furnished in writing to the Fund by the Underwriters expressly for use in such document. The Underwriters severally confirm that these statements are correct in all material respects and were so furnished by or on behalf of the Underwriters severally for use in the Prospectus.

            (g) Notwithstanding any other provisions in this Section 9, no party shall be entitled to indemnification or contribution under this Underwriting Agreement against any loss, claim, liability, expense or damage arising by reason of such person's willful misfeasance, bad faith, gross negligence or reckless disregard of its duties in the performance of its duties hereunder. The parties hereto acknowledge that the foregoing provision shall be applicable solely as to matters arising under Section 17(i) of the Investment Company Act, and shall not be construed to impose any duties or obligations upon any such parties under this Agreement other than as specifically set forth herein (it being understood that the Underwriters have no duty hereunder to the Fund to perform any due diligence investigation).

      10. NOTICES. Except as otherwise herein provided, all statements, requests, notices and agreements shall be in writing or by telegram and, if to the Underwriters, shall be sufficient in all respects if delivered or sent to UBS Securities LLC, 299 Park Avenue, New York, NY 10171-0026, Attention:
Syndicate Department, if to the Fund or the Investment Adviser, shall be sufficient in all respects if delivered or sent to the Fund or the Investment Adviser, as the case may be, at the offices of the Fund and the Investment Adviser at Eaton Vance Management, 255 State Street, Boston, MA 02109, if to Parametric, shall be sufficient in all respects if delivered or sent to Parametric Portfolio Associates LLC, 1151 Fairview Avenue N., Seattle, Washington 98109, and, if to Rampart, shall be sufficient in all respects if delivered or sent to Rampart Investment Management Company Inc., One International Place, Boston, MA 02110.

      11. GOVERNING LAW; CONSTRUCTION. This Agreement and any claim, counterclaim or dispute of any kind or nature whatsoever arising out of or in any way relating to this Agreement ("Claim"), directly or indirectly, shall be governed by, and construed in accordance with, the laws of the State of New York. The Section headings in this Agreement have been inserted as a matter of convenience of reference and are not a part of this Agreement.

      12. SUBMISSION TO JURISDICTION. Except as set forth below, no Claim may be commenced, prosecuted or continued in any court other than the courts of the State of New York located in the City and County of New York or in the United States District Court for the Southern District of New York, which courts shall have jurisdiction over the adjudication of such matters, and the Fund and UBS

Securities each consent to the jurisdiction of such courts and personal service with respect thereto. The Fund and UBS Securities hereby consent to personal jurisdiction, service and venue in any court in which any Claim arising out of or in any way relating to this Agreement is brought by any third party against UBS Securities or any indemnified party. Each of UBS Securities, the Fund (on its behalf and, to the extent permitted by applicable law, on behalf of its stockholders and affiliates), the Investment Adviser (on its behalf and, to the extent permitted by applicable law, on behalf of its unitholders and affiliates) and the Sub-Advisers (on its behalf and, to the extent permitted by applicable law, on behalf of its shareholders and affiliates) waives all right to trial by jury in any action, proceeding or counterclaim (whether based upon contract, tort or otherwise) in any way arising out of or relating to this Agreement. Each of the Fund, the Investment Adviser and the Sub-Advisers agree that a final judgment in any such action, proceeding or counterclaim brought in any such court shall be conclusive and binding upon the Fund, the Investment Adviser and the Sub-Advisers, as the case may be, and may be enforced in any other courts in the jurisdiction of which the Fund, the Investment Adviser and the Sub-Advisers, as the case may be, is or may be subject, by suit upon such judgment.

      13. PARTIES AT INTEREST. The Agreement herein set forth has been and is made solely for the benefit of the Underwriters, the Fund, the Investment Adviser and the Sub-Advisers and to the extent provided in Section 9 hereof the controlling persons, shareholders, partners, members, trustees, managers, directors and officers referred to in such section, and their respective successors, assigns, heirs, personal representatives and executors and administrators. No other person, partnership, association or corporation (including a purchaser, as such purchaser, from any of the Underwriters) shall acquire or have any right under or by virtue of this Agreement.

      14. COUNTERPARTS. This Agreement may be signed by the parties in one or more counterparts which together shall constitute one and the same agreement among the parties.

      15. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon the Underwriters, the Fund, the Investment Adviser, the Sub-Advisers and any successor or assign of any substantial portion of the Fund's, the Investment Adviser's, the Sub-Advisers', or any of the Underwriters' respective businesses and/or assets.

      16. DISCLAIMER OF LIABILITY OF TRUSTEES AND BENEFICIARIES. A copy of the Agreement and Declaration of Trust of each of the Fund and Eaton Vance is on file with the Secretary of State of The Commonwealth of Massachusetts, and notice hereby is given that this Underwriting Agreement is executed on behalf of the Fund and Eaton Vance, respectively, by an officer or Trustee of the Fund or Eaton Vance, as the case may be, in his or her capacity as an officer or Trustee of the Fund or Eaton Vance, as the case may be, and not individually and that the obligations under or arising out of this Underwriting Agreement are not binding upon any of the Trustees, officers or shareholders individually but are binding only upon the assets and properties of the Fund or Eaton Vance, as the case may be.

      17. NO FIDUCIARY RELATIONSHIP. [TO COME]

      If the foregoing correctly sets forth the understanding among the Fund, the Investment Adviser, the Sub-Advisers and the Underwriters, please so indicate in the space provided below, whereupon this letter and your acceptance shall constitute a binding agreement among the Fund, the Investment Adviser, the Sub-Advisers and the Underwriters, severally.

                                        Very truly yours,

                                        EATON VANCE TAX-MANAGED GLOBAL BUY-WRITE
                                        OPPORTUNITIES FUND
                                        By:
                                            ------------------------------------
                                            Title:


                                        EATON VANCE MANAGEMENT


                                        By:
                                            ------------------------------------
                                            Title:


                                            PARAMETRIC PORTFOLIO ASSOCIATES LLC


                                        By:
                                            ------------------------------------
                                            Title:


                                        RAMPART INVESTMENT MANAGEMENT
                                            COMPANY, INC.


                                        By:
                                            ------------------------------------
                                            Title:



Accepted and agreed to as of the
date first above written, on behalf of
themselves and the other several
Underwriters named in Schedule A

UBS SECURITIES LLC


By:
    ------------------------------------
    Title:


By:
    ------------------------------------
    Title:

                                   SCHEDULE A


UNDERWRITERS                                                 NUMBER OF SHARES
------------                                                 ----------------
UBS Securities LLC                                           [__________]




   Total................................................     [__________]
                                                             ============



                                  Schedule A-1

                                   SCHEDULE B

                               FORM OF OPINION OF
                  KIRKPATRICK & LOCKHART LLP REGARDING THE FUND

            1. The Registration Statement and all post-effective amendments, if any, are effective under the Securities Act and no stop order with respect thereto has been issued and no proceeding for that purpose has been instituted or, to the best of our knowledge, is threatened by the Commission. Any filing of the Prospectus or any supplements thereto required under Rule 497 of the Securities Act Rules prior to the date hereof have been made in the manner and within the time required by such rule.

            2. The Fund has been duly formed and is validly existing as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts, with full power and authority to conduct all the activities conducted by it, to own or lease all assets owned (or to be owned) or leased (or to be leased) by it and to conduct its business as described in the Registration Statement and Prospectus, and the Fund is duly licensed and qualified to do business and in good standing in each jurisdiction in which its ownership or leasing of property or its conducting of business requires such qualification, and the Fund owns, possesses or has obtained and currently maintains all governmental licenses, permits, consents, orders, approvals and other authorizations, whether foreign or domestic, necessary to carry on its business as contemplated in the Prospectus. The Fund has no subsidiaries.

            3. The capitalization of the Fund is as set forth in the Registration Statement and the Prospectus. The Shares of Beneficial Interest of the Fund conform in all respects to the description of them in the Prospectus. All the outstanding Shares of Beneficial Interest have been duly authorized and are validly issued, fully paid and nonassessable (except as described in the Registration Statement). The Shares to be issued and delivered to and paid for by the Underwriters in accordance with the Underwriting Agreement against payment therefor as provided by the Underwriting Agreement have been duly authorized and when issued and delivered to the Underwriters will have been validly issued and will be fully paid and nonassessable (except as described in the Registration Statement). No person is entitled to any preemptive or other similar rights with respect to the Shares.

            4. The Fund is duly registered with the Commission under the Investment Company Act as a diversified, closed-end management investment company and all action under the Securities Act, the Investment Company Act, the Securities Act Rules and the Investment Company Act Rules, as the case may be, necessary to make the public offering and consummate the sale of the Shares as provided in the Underwriting Agreement has or will have been taken by the Fund.

            5. The Fund has full power and authority to enter into each of the Underwriting Agreement, the Investment Advisory Agreement, the Sub-Advisory Agreement, the Custodian Agreement, the Administration Agreement, and the Transfer Agency Agreement (collectively, the "Fund Agreements") and to perform all of the terms and provisions thereof to be carried out by it and (A) each Fund Agreement has been duly and validly authorized, executed and delivered by the Fund, (B) each Fund Agreement complies in all material respects with all applicable provisions of the Investment Company Act, the Advisers Act, the Investment Company Act Rules and the Advisers Act Rules, as the case may be, and
(C) assuming due authorization, execution and delivery by the other parties thereto, each Fund Agreement constitutes the legal, valid and binding obligation of the Fund enforceable in accordance with its terms, (1) subject, as to enforcement, to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or at law) and (2) as rights to indemnity thereunder may be limited by federal or state securities laws.

                                  Schedule B-1

            6. None of (A) the execution and delivery by the Fund of the Fund Agreements, (B) the issue and sale by the Fund of the Shares as contemplated by the Underwriting Agreement and (C) the performance by the Fund of its obligations under the Fund Agreements or consummation by the Fund of the other transactions contemplated by the Fund Agreements conflicts with or will conflict with, or results or will result in a breach of, the Declaration of Trust or the By-laws of the Fund or any agreement or instrument to which the Fund is a party or by which the Fund is bound, or any law, rule or regulation, or order of any court, governmental instrumentality, securities exchange or association or arbitrator, whether foreign or domestic, applicable to the Fund, except that we express no opinion as to the securities or "blue sky" laws applicable in connection with the purchase and distribution of the Shares by the Underwriters pursuant to the Underwriting Agreement.

            7. The Fund is not currently in breach of, or in default under, any written agreement or instrument to which it is a party or by which it or its property is bound or affected.

            8. No consent, approval, authorization or order of any court or governmental agency or body or securities exchange or association, whether foreign or domestic, is required by the Fund for the consummation by the Fund of the transactions to be performed by the Fund or the performance by the Fund of all the terms and provisions to be performed by or on behalf of it in each case as contemplated in the Fund Agreements, except such as (A) have been obtained under the Securities Act, the Investment Company Act, the Advisers Act, the Securities Act Rules, the Investment Company Act Rules and the Advisers Act Rules and (B) may be required by the New York Stock Exchange or under state securities or "blue sky" laws in connection with the purchase and distribution of the Shares by the Underwriters pursuant to the Underwriting Agreement.

            9. The Shares have been approved for listing on the New York Stock Exchange, subject to official notice of issuance, and the Fund's Registration Statement on Form 8-A under the 1934 Act is effective.

            10. There is no action, suit or proceeding before or by any court, commission, regulatory body, administrative agency or other governmental agency or body, foreign or domestic, now pending or, to our knowledge, threatened against or affecting the Fund, which is required to be disclosed in the Prospectus that is not disclosed in the Prospectus, and there are no contracts, franchises or other documents that are of a character required to be described in, or that are required to be filed as exhibits to, the Registration Statement that have not been described or filed as required.

            11. The Fund does not require any tax or other rulings to enable it to qualify as a regulated investment company under Subchapter M of the Code.

            12. Each of the section in the Prospectus entitled "Distributions -- Federal Income Tax Matters" and the section in the Statement of Additional Information entitled "Taxes" is a fair summary of the principal United States federal income tax rules currently in effect applicable to the Fund and to the purchase, ownership and disposition of the Shares.

            13. The Registration Statement (except the financial statements and schedules and other financial data included therein as to which we express no view), at the time it became effective, and the Prospectus (except as aforesaid), as of the date thereof, complied as to form in all material respects to the requirements of the Securities Act, the Investment Company Act and the rules and regulations of the Commission thereunder.

            In rendering our opinion, we have relied, as to factual matters, upon the attached written certificates and statements of officers of the Fund.

                                  Schedule B-2

            In connection with the registration of the Shares, we have advised the Fund as to the requirements of the Securities Act, the Investment Company Act and the applicable rules and regulations of the Commission thereunder and have rendered other legal advice and assistance to the Fund in the course of its preparation of the Registration Statement and the Prospectus. Rendering such assistance involved, among other things, discussions and inquiries concerning various legal and related subjects and reviews of certain corporate records, documents and proceedings. We also participated in conferences with representatives of the Fund and its accountants at which the contents of the Registration Statement and Prospectus and related matters were discussed. With your permission, we have not undertaken, except as otherwise indicated herein, to determine independently, and do not assume any responsibility for, the accuracy, completeness or fairness of the statements in the Registration Statement or Prospectus. On the basis of the information which was developed in the course of the performance of the services referred to above, no information has come to our attention that would lead us to believe that the Registration Statement, at the time it became effective, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus, as of its date and as of the date hereof, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or that any amendment or supplement to the Prospectus, as of its respective date, and as of the date hereof, contained any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements in the Prospectus, in the light of the circumstances under which they were made, not misleading (except the financial statements, schedules and other financial data included therein, as to which we express no view).



                                  Schedule B-3

                                   SCHEDULE C

                       FORM OF OPINION OF INTERNAL COUNSEL
                        REGARDING EATON VANCE MANAGEMENT

            1. Eaton Vance has been duly formed and is validly existing as a Massachusetts business trust under the laws of its jurisdiction of incorporation with full power and authority to conduct all of the activities conducted by it, to own or lease all of the assets owned or leased by it and to conduct its business as described in the Registration Statement and Prospectus, and Eaton Vance is duly licensed and qualified and in good standing in each other jurisdiction in which it is required to be so qualified and Eaton Vance owns, possesses or has obtained and currently maintains all governmental licenses, permits, consents, orders, approvals and other authorizations, whether foreign or domestic, necessary for Eaton Vance to carry on its business as contemplated in the Registration Statement and the Prospectus.

            2. Eaton Vance is duly registered as an investment adviser under the Advisers Act and is not prohibited by the Advisers Act, the Investment Company Act, the Advisers Act Rules or the Investment Company Act Rules from acting as investment adviser for the Fund as contemplated by the Investment Advisory Agreement, the Registration Statement and the Prospectus.

            3. Eaton Vance has full power and authority to enter into each of the Underwriting Agreement, the Investment Advisory Agreement, the Sub-Advisory Agreement, the Administration Agreement, [the Additional Compensation Agreement], and the Shareholder Servicing Agreement (collectively, the "Eaton Vance Agreements") and to carry out all the terms and provisions thereof to be carried out by it, and each such agreement has been duly and validly authorized, executed and delivered by Eaton Vance; each Eaton Vance Agreement complies in all material respects with all provisions of the Investment Company Act, the Advisers Act, the Investment Company Act Rules and the Advisers Act Rules; and assuming due authorization, execution and delivery by the other parties thereto, each Eaton Vance Agreement constitutes a legal, valid and binding obligation of Eaton Vance, enforceable in accordance with its terms, (1) subject, as to enforcement, to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or at law) and (2) as rights to indemnity thereunder may be limited by federal or state securities laws.

            4. Neither (A) the execution and delivery by Eaton Vance of any Eaton Vance Agreement nor (B) the consummation by Eaton Vance of the transactions contemplated by, or the performance of its obligations under any Eaton Vance Agreement conflicts or will conflict with, or results or will result in a breach of, the Agreement and Declaration of Trust or By-Laws of Eaton Vance or any agreement or instrument to which Eaton Vance is a party or by which Eaton Vance is bound, or any law, rule or regulation, or order of any court, governmental instrumentality, securities exchange or association or arbitrator, whether foreign or domestic, applicable to Eaton Vance.

            5. No consent, approval, authorization or order of any court, governmental agency or body or securities exchange or association, whether foreign or domestic, is required for the consummation of the transactions contemplated in, or the performance by Eaton Vance of its obligations under, any Eaton Vance Agreement, except such as have been obtained under the Investment Company Act, the Advisers Act, the Securities Act, the Investment Company Act Rules, the Advisers Act Rules and the Securities Act Rules.

            6. The description of Eaton Vance and its business, and the statements attributable to Eaton Vance, in the Registration Statement and the Prospectus complies with the requirements of the Securities Act, the Investment Company Act, the Securities Act Rules and the Investment Company Act



                                  Schedule C-1

Rules and do not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading.

            7. There is no action, suit or proceeding before or by any court, commission, regulatory body, administrative agency or other governmental agency or body, foreign or domestic, now pending or, to our knowledge, threatened against or affecting Eaton Vance of a nature required to be disclosed in the Registration Statement or Prospectus or that might reasonably result in any material adverse change in the condition, financial or otherwise, business affairs or business prospects of Eaton Vance or the ability of Eaton Vance to fulfill its respective obligations under any Eaton Vance Agreement.

            8. The Registration Statement (except the financial statements and schedules and other financial data included therein as to which we express no view), at the time it became effective, and the Prospectus (except as aforesaid), as of the date thereof, appeared on their face to be appropriately responsive in all material respects to the requirements of the Securities Act, the Investment Company Act and the rules and regulations of the Commission thereunder.

            In rendering our opinion, we have relied, as to factual matters, upon the attached written certificates and statements of officers of Eaton Vance.

            In connection with the registration of the Shares, we have advised Eaton Vance as to the requirements of the Securities Act, the Investment Company Act and the applicable rules and regulations of the Commission thereunder and have rendered other legal advice and assistance to Eaton Vance in the course of the preparation of the registration Statement and the Prospectus. Rendering such assistance involved, among other things, discussions and inquiries concerning various legal and related subjects and reviews of certain corporate records, documents and proceedings. We also participated in conferences with representatives of the Fund and its accountants and Eaton Vance at which the contents of the registration and Prospectus and related matters were discussed. With your permission, we have not undertaken, except as otherwise indicated herein, to determine independently, and do not assume any responsibility for, the accuracy, completeness or fairness of the statements in the Registration Statement or Prospectus. On the basis of the information which was developed in the course of the performance of the services referred to above, no information has come to our attention that would lead us to believe that the Registration Statement, at the time it became effective, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus, as of its date and as of the date hereof, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or that any amendment or supplement to the Prospectus, as of its respective date, and as of the date hereof, contained any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements in the Prospectus, in the light of the circumstances under which they were made, not misleading (except the financial statements, schedules and other financial data included therein, as to which we express no view).




                                  Schedule C-2

                                  SCHEDULE D-1

                  FORM OF OPINION OF KIRKPATRICK & LOCKHART LLP
              REGARDING RAMPART INVESTMENT MANAGEMENT COMPANY, INC.

            1. Rampart Investment Management Company, Inc. (the "Sub-Adviser") has been duly formed and is validly existing as a Massachusetts corporation under the laws of its jurisdiction of incorporation with full power and authority to conduct all of the activities conducted by it, to own or lease all of the assets owned or leased by it and to conduct its business as described in the Registration Statement and Prospectus, and the Sub-Adviser is duly licensed and qualified and in good standing in each other jurisdiction in which it is required to be so qualified and the Sub-Adviser owns, possesses or has obtained and currently maintains all governmental licenses, permits, consents, orders, approvals and other authorizations, whether foreign or domestic, necessary for the Sub-Adviser to carry on its business as contemplated in the Registration Statement and the Prospectus.

            2. The Sub-Adviser is duly registered as an investment adviser under the Advisers Act and is not prohibited by the Advisers Act, the Investment Company Act, the Advisers Act Rules or the Investment Company Act Rules from acting as investment adviser for the Fund as contemplated by the Sub-Advisory Agreement, the Registration Statement and the Prospectus.

            3. The Sub-Adviser has full power and authority to enter into each of the Underwriting Agreement and the Sub-Advisory Agreement (collectively, the "Sub-Adviser Agreements") and to carry out all the terms and provisions thereof to be carried out by it, and each such agreement has been duly and validly authorized, executed and delivered by the Sub-Adviser; each Sub-Adviser Agreement complies in all material respects with all provisions of the Investment Company Act, the Advisers Act, the Investment Company Act Rules and the Advisers Act Rules; and assuming due authorization, execution and delivery by the other parties thereto, each Sub-Adviser Agreement constitutes a legal, valid and binding obligation of the Sub-Adviser, enforceable in accordance with its terms, (1) subject, as to enforcement, to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or at law) and (2) as rights to indemnity thereunder may be limited by federal or state securities laws.

            4. Neither (A) the execution and delivery by the Sub-Adviser of any Sub-Adviser Agreement nor (B) the consummation by the Sub-Adviser of the transactions contemplated by, or the performance of its obligations under any Sub-Adviser Agreement conflicts or will conflict with, or results or will result in a breach of, the Articles of Incorporation or By-Laws of the Sub-Adviser or any agreement or instrument to which the Sub-Adviser is a party or by which the Sub-Adviser is bound, or any law, rule or regulation, or order of any court, governmental instrumentality, securities exchange or association or arbitrator, whether foreign or domestic, applicable to the Sub-Adviser.

            5. No consent, approval, authorization or order of any court, governmental agency or body or securities exchange or association, whether foreign or domestic, is required for the consummation of the transactions contemplated in, or the performance by the Sub-Adviser of its obligations under, any Sub-Adviser Agreement, except such as have been obtained under the Investment Company Act, the Advisers Act, the Securities Act, the Investment Company Act Rules, the Advisers Act Rules and the Securities Act Rules.

            6. The description of the Sub-Adviser and its business, and the statements attributable to the Sub-Adviser, in the Registration Statement and the Prospectus complies with the requirements of the Securities Act, the Investment Company Act, the Securities Act Rules and the

                                  Schedule D-1

Investment Company Act Rules and do not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading.

            7. There is no action, suit or proceeding before or by any court, commission, regulatory body, administrative agency or other governmental agency or body, foreign or domestic, now pending or, to our knowledge, threatened against or affecting the Sub-Adviser of a nature required to be disclosed in the Registration Statement or Prospectus or that might reasonably result in any material adverse change in the condition, financial or otherwise, business affairs or business prospects of the Sub-Adviser or the ability of the Sub-Adviser to fulfill its respective obligations under any Sub-Adviser Agreement.

            8. The Registration Statement (except the financial statements and schedules and other financial data included therein as to which we express no view), at the time it became effective, and the Prospectus (except as aforesaid), as of the date thereof, appeared on their face to be appropriately responsive in all material respects to the requirements of the Securities Act, the Investment Company Act and the rules and regulations of the Commission thereunder.

            In rendering our opinion, we have relied, as to factual matters, upon the attached written certificates and statements of officers of the Sub-Adviser.

            In connection with the registration of the Shares, we have advised the Sub-Adviser as to the requirements of the Securities Act, the Investment Company Act and the applicable rules and regulations of the Commission thereunder and have rendered other legal advice and assistance to the Sub-Adviser in the course of the preparation of the registration Statement and the Prospectus. Rendering such assistance involved, among other things, discussions and inquiries concerning various legal and related subjects and reviews of certain corporate records, documents and proceedings. We also participated in conferences with representatives of the Fund and its accountants and the Sub-Adviser at which the contents of the registration and Prospectus and related matters were discussed. With your permission, we have not undertaken, except as otherwise indicated herein, to determine independently, and do not assume any responsibility for, the accuracy, completeness or fairness of the statements in the Registration Statement or Prospectus. On the basis of the information which was developed in the course of the performance of the services referred to above, no information has come to our attention that would lead us to believe that the Registration Statement, at the time it became effective, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus, as of its date and as of the date hereof, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or that any amendment or supplement to the Prospectus, as of its respective date, and as of the date hereof, contained any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements in the Prospectus, in the light of the circumstances under which they were made, not misleading (except the financial statements, schedules and other financial data included therein, as to which we express no view).




                                  Schedule D-2

                                  SCHEDULE D-2

                  FORM OF OPINION OF KIRKPATRICK & LOCKHART LLP
                  REGARDING PARAMETRIC PORTFOLIO ASSOCIATES LLC

            1. Parametric Portfolio Associates LLC (the "Sub-Adviser") has been duly formed and is validly existing as a limited liability company under the laws of its jurisdiction of formation with full power and authority to conduct all of the activities conducted by it, to own or lease all of the assets owned or leased by it and to conduct its business as described in the Registration Statement and Prospectus, and the Sub-Adviser is duly licensed and qualified and in good standing in each other jurisdiction in which it is required to be so qualified and the Sub-Adviser owns, possesses or has obtained and currently maintains all governmental licenses, permits, consents, orders, approvals and other authorizations, whether foreign or domestic, necessary for the Sub-Adviser to carry on its business as contemplated in the Registration Statement and the Prospectus.

            2. The Sub-Adviser is duly registered as an investment adviser under the Advisers Act and is not prohibited by the Advisers Act, the Investment Company Act, the Advisers Act Rules or the Investment Company Act Rules from acting as investment adviser for the Fund as contemplated by the Sub-Advisory Agreement, the Registration Statement and the Prospectus.

            3. The Sub-Adviser has full power and authority to enter into each of the Underwriting Agreement and the Sub-Advisory Agreement (collectively, the "Sub-Adviser Agreements") and to carry out all the terms and provisions thereof to be carried out by it, and each such agreement has been duly and validly authorized, executed and delivered by the Sub-Adviser; each Sub-Adviser Agreement complies in all material respects with all provisions of the Investment Company Act, the Advisers Act, the Investment Company Act Rules and the Advisers Act Rules; and assuming due authorization, execution and delivery by the other parties thereto, each Sub-Adviser Agreement constitutes a legal, valid and binding obligation of the Sub-Adviser, enforceable in accordance with its terms, (1) subject, as to enforcement, to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or at law) and (2) as rights to indemnity thereunder may be limited by federal or state securities laws.

            4. Neither (A) the execution and delivery by the Sub-Adviser of any Sub-Adviser Agreement nor (B) the consummation by the Sub-Adviser of the transactions contemplated by, or the performance of its obligations under any Sub-Adviser Agreement conflicts or will conflict with, or results or will result in a breach of, the Articles of Incorporation or By-Laws of the Sub-Adviser or any agreement or instrument to which the Sub-Adviser is a party or by which the Sub-Adviser is bound, or any law, rule or regulation, or order of any court, governmental instrumentality, securities exchange or association or arbitrator, whether foreign or domestic, applicable to the Sub-Adviser.

            5. No consent, approval, authorization or order of any court, governmental agency or body or securities exchange or association, whether foreign or domestic, is required for the consummation of the transactions contemplated in, or the performance by the Sub-Adviser of its obligations under, any Sub-Adviser Agreement, except such as have been obtained under the Investment Company Act, the Advisers Act, the Securities Act, the Investment Company Act Rules, the Advisers Act Rules and the Securities Act Rules.

            6. The description of the Sub-Adviser and its business, and the statements attributable to the Sub-Adviser, in the Registration Statement and the Prospectus complies with the requirements of the Securities Act, the Investment Company Act, the Securities Act Rules and the

                                  Schedule D-1

Investment Company Act Rules and do not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading.

            7. There is no action, suit or proceeding before or by any court, commission, regulatory body, administrative agency or other governmental agency or body, foreign or domestic, now pending or, to our knowledge, threatened against or affecting the Sub-Adviser of a nature required to be disclosed in the Registration Statement or Prospectus or that might reasonably result in any material adverse change in the condition, financial or otherwise, business affairs or business prospects of the Sub-Adviser or the ability of the Sub-Adviser to fulfill its respective obligations under any Sub-Adviser Agreement.

            8. The Registration Statement (except the financial statements and schedules and other financial data included therein as to which we express no view), at the time it became effective, and the Prospectus (except as aforesaid), as of the date thereof, appeared on their face to be appropriately responsive in all material respects to the requirements of the Securities Act, the Investment Company Act and the rules and regulations of the Commission thereunder.

            In rendering our opinion, we have relied, as to factual matters, upon the attached written certificates and statements of officers of the Sub-Adviser.

            In connection with the registration of the Shares, we have advised the Sub-Adviser as to the requirements of the Securities Act, the Investment Company Act and the applicable rules and regulations of the Commission thereunder and have rendered other legal advice and assistance to the Sub-Adviser in the course of the preparation of the registration Statement and the Prospectus. Rendering such assistance involved, among other things, discussions and inquiries concerning various legal and related subjects and reviews of certain corporate records, documents and proceedings. We also participated in conferences with representatives of the Fund and its accountants and the Sub-Adviser at which the contents of the registration and Prospectus and related matters were discussed. With your permission, we have not undertaken, except as otherwise indicated herein, to determine independently, and do not assume any responsibility for, the accuracy, completeness or fairness of the statements in the Registration Statement or Prospectus. On the basis of the information which was developed in the course of the performance of the services referred to above, no information has come to our attention that would lead us to believe that the Registration Statement, at the time it became effective, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus, as of its date and as of the date hereof, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or that any amendment or supplement to the Prospectus, as of its respective date, and as of the date hereof, contained any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements in the Prospectus, in the light of the circumstances under which they were made, not misleading (except the financial statements, schedules and other financial data included therein, as to which we express no view).




                                  Schedule D-2

                                   SCHEDULE E

                           FORM OF ACCOUNTANT'S LETTER

, 2005

The Board of Trustees of
Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund
The Eaton Vance Building
255 State Street
Boston, Massachusetts 02109

UBS Securities LLC
299 Park Avenue
New York, New York  10171
as Managing Representative of the Underwriters

Ladies and Gentlemen:

            We have audited the statement of assets and liabilities of Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund (the "Fund") as of [ ], 2005 included in the Registration Statement on Form N-2 filed by the Fund under the Securities Act of 1933 (the "Securities Act") (File No. 333-[ ]) and under the Investment Company Act of 1940 (the "Investment Company Act") (File No. 811-[ ]); such statement and our report with respect to such statement are included in the Registration Statement.

            In connection with the Registration Statement:

            1. We are independent public accountants with respect to the Fund within the meaning of the Securities Act and the applicable rules and regulations thereunder.

            2. In our opinion, the statement of assets and liabilities included in the Registration Statement and audited by us complies as to form in all respects with the applicable accounting requirements of the Securities Act, the Investment Company Act and the respective rules and regulations thereunder.

            3. For purposes of this letter we have read the minutes of all meetings of the Shareholders, the Board of Trustees and all Committees of the Board of Trustees of the Fund as set forth in the minute books at the offices of the Fund, officials of the Fund having advised us that the minutes of all such meetings through [ ], 2005, were set forth therein.

            4. Fund officials have advised us that no financial statements as of any date subsequent to [ ], 2005, are available. We have made inquiries of certain officials of the Fund who have responsibility for financial and accounting matters regarding whether there was any change at [ ], 2005, in the capital shares or net assets of the Fund as compared with amounts shown in the [ ], 2005, statement of assets and liabilities included in the Registration Statement, except for changes that the Registration Statement discloses have occurred or may occur. On the basis of our inquiries and our reading of the minutes as described in Paragraph 3, nothing came to our attention that caused us to believe that there were any such changes.


                                  Schedule E-1

            The foregoing procedures do not constitute an audit made in accordance with generally accepted auditing standards. Accordingly, we make no representations as to the sufficiency of the foregoing procedures for your purposes.

            This letter is solely for the information of the addressees and to assist the underwriters in conducting and documenting their investigation of the affairs of the Fund in connection with the offering of the securities covered by the Registration Statement, and is not to be used, circulated, quoted or otherwise referred to within or without the underwriting group for any other purpose, including but not limited to the registration, purchase or sale of securities, nor is it to be filed with or referred to in whole or in part in the Registration Statement or any other document, except that reference may be made to it in the underwriting agreement or in any list of closing documents pertaining to the offering of the securities covered by the Registration Statement.

                                Very truly yours,




                                  Schedule E-2